VAN KAMPEN FOCUS PORTFOLIOS, SERIES 296

                 Great International Firms Portfolio, Series 18

                Supplement to the Prospectus dated August 7, 2001

         Notwithstanding anything to the contrary in the prospectus, the deferred sales charge for the Great International Firms Portfolio will accrue daily from December 10, 2001 through April 10, 2002.

Supplement Dated:  November 7, 2001